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                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         10/31/98
                                                                                            Determination Date      11/11/98
                                                                                            Distribution Date       11/16/98



I.       All Payments on the Contracts                                                                              22,431,962.56
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                           498,664.38
III.     Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                      307,796.64
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                            145,220.38
VIII.   Transfers to the Pay-Ahead Account                                                                            (133,075.31)

IX.     Less:  Investment Earnings distributions                                                                             0.00
          (a)  To Sellers with respect to the Collection Account                                                             0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $23,250,568.65
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                            0.00
      (b)  Class A-1 Note Principal Distribution                                                          0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                            0.00
      (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                             0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                       81,567.92
      (b)  Class A-3 Note Principal Distribution                                                 16,536,830.79
            Aggregate Class A-3 Note Distribution                            147.06547529                           16,618,398.71

4.   (a)  Class A-4 Note Interest Distribution                                                      366,216.67
      (b)  Class A-4 Note Principal Distribution                                                  1,920,187.20
           Aggregate Class A-4 Note Distribution                              31.32060091                            2,286,403.87

5.   (a)  Class A-5 Note Interest Distribution                                                      665,500.00
      (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                               665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                      449,533.33
      (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                               449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                      291,650.00
      (b)  Class A-7 Note Principal Distribution                                                          0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                               291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                      441,291.67
      (b)  Class A-8 Note Principal Distribution                                                          0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                               441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                      321,266.67
      (b)  Class A-9 Note Principal Distribution                                                          0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                               321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                      345,041.67
      (b)  Class A-10 Note Principal Distribution                                                         0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                               345,041.67

11. (a)  Class B Certificate Interest Distribution                                                  244,679.31
      (b)  Class B Certificate Principal Distribution                                                     0.00
            Aggregate Class B Certificate Distribution                        5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                           259,346.72
       (b)  Reimbursement of prior Monthly Advances                                                 767,403.42
               Total Servicer Payment                                                                                1,026,750.14

13.  Deposits to the Reserve Account                                                                                   560,053.30

Total Distribution Amount                                                                                          $23,250,568.65
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                71,854.84
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                    488,198.46
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           54,605.01
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               370,999.15
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                  $985,657.46
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes   @5.598%                                                                     0.00
        (b) Class A-2 Notes   @5.852%                                                                     0.00
        (c) Class A-3 Notes   @5.919%                                                                81,567.92
        (d) Class A-4 Notes   @6.020%                                                               366,216.67
        (e) Class A-5 Notes   @6.050%                                                               665,500.00
        (f) Class A-6 Notes   @6.130%                                                               449,533.33
        (g) Class A-7 Notes   @6.140%                                                               291,650.00
        (h) Class A-8 Notes   @6.230%                                                               441,291.67
        (i) Class A-9 Notes   @6.320%                                                               321,266.67
        (j) Class A-10 Notes  @6.370%                                                               345,041.67
                     Aggregate Interest on Notes                                                                     2,962,067.92
        (k) Class B Certificate @6.540%                                                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                  0.00
        (b) Class A-2 Notes                                                   0.00000000                  0.00
        (c) Class A-3 Notes                                                   0.72183998             81,567.92
        (d) Class A-4 Notes                                                   5.01666667            366,216.67
        (e) Class A-5 Notes                                                   5.04166667            665,500.00
        (f) Class A-6 Notes                                                   5.10833333            449,533.33
        (g) Class A-7 Notes                                                   5.11666667            291,650.00
        (h) Class A-8 Notes                                                   5.19166667            441,291.67
        (i) Class A-9 Notes                                                   5.26666667            321,266.67
        (j) Class A-10 Notes                                                  5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                               2,962,067.92
        (k) Class B Certificates                                              5.45000000                               244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                         5,429,344.94
2.   Amount of Principal Prepayment Collected                                     453            12,144,605.50
3.   Amount of Liquidated Contract                                                27                883,067.55
4.   Amount of Repurchased Contract                                                0                      0.00

       Total Formula Principal Distribution Amount                                                                  18,457,017.99

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.1463436           16,536,830.79
        (d) Class A-4 Notes                                                                     1.0000000           73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                     0.00
        (b) Class A-2 Notes                                                   0.00000000                                     0.00
        (c) Class A-3 Notes                                                 146.34363531                            16,536,830.79
        (d) Class A-4 Notes                                                  26.30393425                             1,920,187.20
        (e) Class A-5 Notes                                                   0.00000000                                     0.00
        (f) Class A-6 Notes                                                   0.00000000                                     0.00
        (g) Class A-7 Notes                                                   0.00000000                                     0.00
        (h) Class A-8 Notes                                                   0.00000000                                     0.00
        (i) Class A-9 Notes                                                   0.00000000                                     0.00
        (j) Class A-10 Notes                                                  0.00000000                                     0.00
        (k) Class B Certificates                                              0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.0000000                    0.00
        (d) Class A-4 Notes                                                                     0.9736961           71,079,812.80
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54



          POOL DATA                                                                                Aggregate
                                                                            No. of Contracts   Principal Balance
                                                                           -----------------   ----------------
1.   Pool Stated Principal Balance as of 10/31/98                               20,658          603,975,098.34

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      155             4,134,923.30       0.685%
              (b) 60-89 Days                                                      58              1,395,188.98       0.231%
              (c) 90-119 Days                                                     33              1,061,272.78       0.176%
              (d) 120 Days +                                                      166             4,269,371.42       0.707%


3.   Contracts Repossessed during the Due Period                                  20                715,400.33

4.   Current Repossession Inventory                                               45              1,810,592.30

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 27                883,067.55
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  498,664.38
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  384,403.17

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   2,521,778.41

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            183                                2,742,853.27

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.275%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             117.922



       TRIGGER ANALYSIS
-------------------------------

1.   (a)  Average Delinquency Percentage                        1.465%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.   (a)  Average Net Loss Ratio                                0.040%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.288%

3.   (a)  Servicer Replacement Percentage                       0.280%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                            259,346.72

2.   Servicer Advances                                                                                                 307,796.64

3.    (a)  Opening Balance of the Reserve Account                                                                   12,448,642.33
      (b)  Deposits to the Reserve Account                                                          560,053.30
      (c)  Investment Earnings in the Reserve Account                                                56,463.80
      (d)  Distribution from the Reserve Account                                                   (985,657.46)
      (e)  Ending Balance of the Reserve Account                                                                    12,079,501.97

4.   Specified Reserve Account Balance                                                                              12,079,501.97

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                    542,222.45
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                            133,075.31
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (145,220.38)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     530,077.38


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